UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08777

CREDIT SUISSE HIGH YIELD BOND FUND

(Exact Name of Registrant as Specified in Charter)

One Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)          (Zip Code)

John G. Popp

Credit Suisse High Yield Bond Fund

One Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2013 to October 31, 2014

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund One Madison Avenue

New York, NY 10010

Trustees

Steven N. Rappaport

Chairman of the Board

Enrique R. Arzac

Terry Fires Bovarnick

James J. Cattano

Lawrence J. Fox

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Joanne Doldo

Chief Legal Officer

Bruce Rosenberg

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Rocco DelGuercio

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC

One Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Credit Suisse

High Yield Bond Fund

ANNUAL REPORT

October 31, 2014

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report

October 31, 2014 (unaudited)

December 22, 2014

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse High Yield Bond Fund, Inc. for the 12-months ended October 31, 2014.

Performance Summary

11/01/13 – 10/31/14

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	6.91%
Total Return (based on market value)[1]	8.33%
BofA Merrill Lynch High Yield Master II Constrained Index[2]	5.85%

Market Review: A positive period for high yield assets

The 12-months ended October 31, 2014, was a positive one for the high yield asset class. The BofA Merrill Lynch High Yield Master II Constrained Index (the “Index”), returned 5.85% for the period. The first half of the year was marked by positive technicals, as mutual funds reported positive inflows into the asset class. However, appetite for risk products wavered in the late summer and into the fall.

High yield spreads were largely unchanged, narrowing by 1 basis point, while the yield-to-worst ended the period at 5.86% (versus 5.66% a year ago).

Default activity has remained low for the high yield universe with the par-weighted default rate, as reported by JP Morgan, reaching 1.86% in October. Though default rates are below historical averages, there was a notable default for Energy Futures (“TXU”), a Texas based utility company during 2014. Excluding TXU, the default rate is 0.53%.

The new issue market started the period with elevated volume, but leveled off with new issuance for the past few months trending below the pace in the first half of the year.

Strategic Review and Outlook: Expecting a continuing positive environment

For the 12-months ended October 31, 2014, the Fund outperformed the Index on both a market price and NAV basis. Allocations to CCC-rated investments and loans contributed positively to performance. Additionally, security selection in the oil refining, metals/mining and wireless telecommunication sectors also added to returns. In contrast, weightings in apparel/textiles and gas distribution detracted from performance.

The fundamental backdrop continues to be constructive and default rate expectations for the high yield market continue to remain below historical averages. However, sentiment has weakened over the past few months and mutual fund flows have fluctuated. Trading among bonds held by the Fund has focused on areas within the high yield market where the portfolio manager perceives relative value. Depending on the market conditions, this has varied between compelling secondary opportunities and the new issues coming with pricing concessions. As we head into the remainder of the year and into 2015, we look to take advantage of market dislocations but remain selective, adding in names that offer compelling risk-return characteristics.

The market has enjoyed a long period of low volatility coupled with strong returns over the past few years and there has been little dispersion among sectors. With an increase in market volatility in the past few months and a decline in oil prices, we expect security selection to be an increasingly important contributor to returns in the future.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report (continued)

October 31, 2014 (unaudited)

Thomas J. Flannery Chief Investment Officer*	John G. Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

The Fund is non-diversified, which means it may invest a greater proportion of its assets in securities of a smaller number of issuers than a diversified fund and may therefore be subject to greater volatility.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2014; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of dividends of $0.291 per share.
[2]	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the index. An index does not have transaction costs; investors cannot invest directly in an index.
*	Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Performing Credit Strategies Group (“PCS”) within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.
**	John Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group (“CIG”), with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp is a Member of the Board of Directors of Credit Suisse Asset Management Securities, Inc. and serves on the Operating Committee of Credit Suisse Asset Management, LLC. Mr. Popp also serves as the Chief Executive Officer of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser’s Report (continued)

October 31, 2014 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of October 31, 2014)

S&P Ratings

BB	24.0%
B	52.7
CCC	18.5
D	0.0
NR	3.7

Subtotal	98.9
Equity and Other	0.1
Short-Term Investment[1]	1.0

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.
[1]	Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2014, if applicable.

Average Annual Returns

October 31, 2014 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	6.91%	13.43%	13.50%	7.95%
Market Value	8.33%	12.71%	14.86%	6.67%

Credit Suisse may waive fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

The annual gross and net expense ratios are 1.95% and 1.82%, respectively.

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2014

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (119.4%)
Airlines (0.3%)
$750	Continental Airlines 2012-3, Class C Pass Thru Certificates	(B+, B1)	04/29/18	6.125	$791,250

Auto Parts & Equipment (2.9%)
1,000	Gestamp Funding Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 102.81)‡	(BB, B1)	05/31/20	5.625	1,005,000
525	Lear Corp., Company Guaranteed Notes (Callable 03/15/15 @ 104.06)	(BB, Ba2)	03/15/20	8.125	555,844
2,650	MPG Holdco I, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/17 @ 105.53)‡	(B+, B3)	10/15/22	7.375	2,795,750
500	Schaeffler Holding Finance B.V., 6.875% Cash, 7.625 PIK, Rule 144A, Senior Secured Notes (Callable 12/01/14 @ 105.16)‡[1]	(B, B1)	08/15/18	14.500	526,250
4,000	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.31)	(CCC, Caa1)	02/15/19	8.625	3,860,000

					8,742,844

Automakers (0.4%)
1,000	CG Co-Issuer, Inc., Global Secured Notes (Callable 06/15/16 @ 104.13)	(B, B1)	06/15/21	8.250	1,122,500

Banking (1.1%)
3,400	Infinity Acquisition Finance Corp., Rule 144A, Senior Secured Notes (Callable 08/01/17 @ 103.63)‡	(CCC+, Caa2)	08/01/22	7.250	3,196,000

Beverages (0.2%)
563	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 11/15/15 @ 105.00)‡	(CCC+, Caa2)	11/15/18	10.000	536,961

Brokerage (2.5%)
3,090	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/15 @ 105.81)‡	(B, B1)	02/15/18	7.750	3,290,850
2,950	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 105.53)‡	(B, B1)	04/01/20	7.375	2,950,000
1,400	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 105.16)‡	(B, B1)	04/15/22	6.875	1,361,500

					7,602,350

Building & Construction (1.2%)
1,000	AV Homes, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/01/16 @ 106.38)‡	(B-, Caa1)	07/01/19	8.500	986,250
600	K Hovnanian Enterprises, Inc., Global Senior Secured Notes	(CCC+, Ba3)	11/01/21	2.000	411,000
2,200	Rialto Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 103.50)‡	(B, B2)	12/01/18	7.000	2,253,625

					3,650,875

Building Materials (5.2%)
4,400	Euramax International, Inc., Global Senior Secured Notes (Callable 12/01/14 @ 104.75)	(B-, Caa2)	04/01/16	9.500	4,323,000
2,500	Headwaters, Inc., Global Company Guaranteed Notes (Callable 01/15/16 @ 103.63)	(CCC+, Caa2)	01/15/19	7.250	2,575,000
3,750	Headwaters, Inc., Global Secured Notes (Callable 04/01/15 @ 103.81)	(B+, B2)	04/01/19	7.625	3,937,500
3,525	Interline Brands, Inc., 10.000% Cash, 10.750% PIK, Global Senior Unsecured Notes (Callable 12/01/14 @ 105.00)[1]	(CCC+, Caa2)	11/15/18	20.750	3,692,437
1,275	The Hillman Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/17 @ 104.78)‡	(CCC+, Caa1)	07/15/22	6.375	1,246,313

					15,774,250

Chemicals (6.1%)
300	Axalta Coating Systems Dutch Holding B, Rule 144A, Company Guaranteed Notes (Callable 02/04/16 @ 105.53)‡§	(B-, Caa1)	05/01/21	7.375	326,250
3,025	Chemtura Corp., Company Guaranteed Notes (Callable 07/15/16 @ 104.31)	(BB-, B1)	07/15/21	5.750	3,032,562
3,196	GrafTech International Ltd., Global Company Guaranteed Notes (Callable 11/15/16 @ 103.19)	(BB+, Ba3)	11/15/20	6.375	2,996,570
250	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 102.00)‡€#	(BB-, Ba3)	02/15/19	7.250	322,622
1,500	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 105.63)‡	(BB-, Ba3)	05/01/20	7.500	1,610,625
650	Ineos Group Holdings S.A., Rule 144A, Company Guaranteed Notes (Callable 05/15/15 @ 103.25)‡§	(B-, B3)	08/15/18	6.125	658,125

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2014

Par (000)			Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Chemicals
$1,100		Nufarm Australia Ltd., Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ 104.78)‡	(B+, B1)	10/15/19	6.375	$1,109,625
1,100		OMNOVA Solutions, Inc., Global Company Guaranteed Notes (Callable 12/01/14 @ 103.94)§	(B-, B2)	11/01/18	7.875	1,127,500
3,204		Polymer Group, Inc., Global Senior Secured Notes (Callable 02/01/15 @ 103.88)	(B-, B2)	02/01/19	7.750	3,348,180
1,775		Polymer Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 105.16)‡	(CCC+, Caa1)	06/01/19	6.875	1,759,469
272		Reichhold Industries, Inc., 9.000% Cash, 11.000% PIK, Rule 144A, Senior Secured Notes (Callable 12/01/14 @ 100.00)‡[1]	(D, NR)	05/08/17	20.000	149,410
1,900		Taminco Global Chemical Corp., Rule 144A, Secured Notes (Callable 03/31/15 @ 107.31)‡	(B-, Caa1)	03/31/20	9.750	2,099,500

						18,540,438

Consumer Products (2.8%)
3,100		Alphabet Holding Co., Inc., 7.750 Cash, 8.500% PIK, Global Senior Unsecured Notes (Callable 12/01/14 @ 102.00)[1]	(CCC+, Caa1)	11/01/17	16.250	3,010,875
3,690		NBTY, Inc., Global Company Guaranteed Notes (Callable 12/01/14 @ 104.50)	(B-, B3)	10/01/18	9.000	3,851,437
1,250		Ontex IV S.A., Rule 144A, Senior Secured Notes (Callable 12/01/14 @ 103.75)‡€	(BB-, Ba3)	04/15/18	7.500	1,626,813

						8,489,125

Diversified Capital Goods (2.5%)
2,210		Anixter, Inc., Global Company Guaranteed Notes	(BB, Ba3)	05/01/19	5.625	2,342,600
3,584		Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 102.75)‡	(B+, Ba2)	09/01/22	5.500	3,664,640
0	K	FCC Holdings Finance Subsidiary, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/01/14 @ 105.00)‡^[2]	(CCC+, Ca)	12/15/15	13.000	30
1,561		Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ 104.38)	(BB-, Ba3)	09/01/20	8.750	1,693,685

						7,700,955

Electronics (0.6%)
2,000		NCSG Crane & Heavy Haul Services, Rule 144A, Secured Notes (Callable 08/15/17 @ 109.50)‡§	(B-, B3)	08/15/19	9.500	1,970,000

Energy - Exploration & Production (10.1%)
4,514		Bonanza Creek Energy, Inc., Global Company Guaranteed Notes (Callable 04/15/17 @ 103.38)	(B-, B3)	04/15/21	6.750	4,547,855
2,639		Comstock Resources, Inc., Company Guaranteed Notes (Callable 04/01/15 @ 103.88)	(B-, B3)	04/01/19	7.750	2,599,415
2,750		Dynegy Finance II, Inc., Rule 144A, Senior Secured Notes (Callable 11/01/19 @ 103.81)‡	(B+, B3)	11/01/24	7.625	2,918,437
600		Energy XXI Gulf Coast, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/19 @ 103.44)‡	(B, B3)	03/15/24	6.875	475,500
4,350		EPL Oil & Gas, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.13)	(B, B3)	02/15/18	8.250	4,241,250
500		Harkand Finance, Inc., Reg S, Rule 144A, Senior Secured Notes (Callable 03/28/16 @ 104.50)‡[3]	(NR, NR)	03/28/19	7.500	482,500
1,400		Memorial Production Finance Corp., Global Company Guaranteed Notes (Callable 05/01/17 @ 103.81)	(B-, Caa1)	05/01/21	7.625	1,363,250
1,434		Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 11/01/16 @ 103.25)	(B+, B2)	11/01/21	6.500	1,477,020
2,000		Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 09/15/17 @ 103.44)	(B+, B2)	03/15/22	6.875	2,090,000
3,172		PDC Energy, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 103.88)	(B-, B3)	10/15/22	7.750	3,347,158
4,026		Stone Energy Corp., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.75)	(B-, B3)	11/15/22	7.500	3,774,375
3,000		W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 06/15/15 @ 104.25)	(B-, B3)	06/15/19	8.500	2,940,000
350		Whiting Petroleum Corp., Company Guaranteed Notes (Callable 12/15/20 @ 100.00)	(BB+, Ba2)	03/15/21	5.750	370,125

						30,626,885

Food - Wholesale (0.5%)
1,400		Smithfield Foods, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/16 @ 104.41)‡	(BB-, B2)	08/01/21	5.875	1,487,500

Forestry & Paper (0.1%)
300		Lecta S.A., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 106.66)‡€	(B, B2)	05/15/19	8.875	398,422
950		Stone & Webster, Inc.^[24]	(NR, NR)	10/23/19	0.000	3,563

						401,985

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2014

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Gaming (1.0%)
$976	Choctaw Resort Development Enterprise, Rule 144A, Senior Unsecured Notes (Callable 12/01/14 @ 100.00)‡	(B-, Caa1)	11/15/19	7.250	$973,560
1,500	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/17 @ 104.13)‡€	(B, B2)	02/15/21	8.250	1,907,729

					2,881,289

Gas Distribution (4.3%)
3,469	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	4,006,695
1,450	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B, B1)	02/15/21	5.750	1,459,063
2,750	Genesis Energy LP, Company Guaranteed Notes (Callable 06/15/19 @ 102.81)	(B, B1)	06/15/24	5.625	2,695,000
4,525	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 103.25)	(BB-, B1)	03/01/20	6.500	4,717,312

					12,878,070

Health Facilities (3.7%)
1,850	MPT Finance Corp., Company Guaranteed Notes (Callable 02/15/17 @ 103.19)	(BB, Ba1)	02/15/22	6.375	1,974,875
2,350	MPT Finance Corp., Global Company Guaranteed Notes (Callable 05/01/16 @ 103.44)	(BB, Ba1)	05/01/21	6.875	2,526,250
2,215	Symbion, Inc., Global Company Guaranteed Notes (Callable 12/01/14 @ 100.00)	(CCC+, Caa2)	08/23/15	11.000	2,226,075
1,950	Symbion, Inc., Global Senior Secured Notes (Callable 12/01/14 @ 104.00)	(B, B2)	06/15/16	8.000	2,018,250
2,100	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, B3)	04/01/22	8.125	2,412,375

					11,157,825

Health Services (3.5%)
3,950	Covenant Surgical Partners, Inc., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.56)‡	(B-, B3)	08/01/19	8.750	3,969,750
392	inVentiv Health, Inc., 10.000% Cash, 12.000% PIK, Rule 144A, Company Guaranteed Notes (Callable 08/15/15 @ 105.00)‡[1]	(CCC, Caa2)	08/15/18	22.000	354,760
283	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 105.00)‡	(CCC, Caa3)	08/15/18	11.000	202,345
2,400	MedAssets, Inc., Global Company Guaranteed Notes (Callable 11/15/14 @ 104.00)	(B, B3)	11/15/18	8.000	2,502,000
3,428	STHI Holding Corp., Rule 144A, Secured Notes (Callable 12/01/14 @ 106.00)‡	(B, B2)	03/15/18	8.000	3,603,685

					10,632,540

Insurance Brokerage (3.4%)
4,125	A-S Merger Sub LLC, Rule 144A, Senior Unsecured Notes (Callable 12/15/15 @ 103.94)‡	(CCC+, Caa2)	12/15/20	7.875	4,269,375
1,150	Hockey Merger Sub 2, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/01/16 @ 105.91)‡	(CCC+, Caa2)	10/01/21	7.875	1,204,625
1,750	Hub Holdings Finance, Inc., 8.125% Cash, 8.875% PIK, Rule 144A, Senior Unsecured Notes (Callable 07/15/15 @ 102.00)‡[1]	(CCC+, Caa2)	07/15/19	17.000	1,745,625
700	Towergate Finance PLC, Rule 144A, Senior Secured Notes (Callable 12/01/14 @ 101.00)‡#£	(NR, B1)	02/15/18	6.053	940,711
2,100	York Risk Services Holding Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/17 @ 106.38)‡	(CCC+, Caa2)	10/01/22	8.500	2,139,375

					10,299,711

Investments & Misc. Financial Services (1.7%)
1,500	Arrow Global Finance PLC, Rule 144A, Senior Secured Notes (Callable 03/01/16 @ 103.94)‡£	(BB-, B1)	03/01/20	7.875	2,453,768
1,500	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 10/01/15 @ 107.78)‡£	(B+, B2)	10/01/19	10.375	2,632,744

					5,086,512

Leisure (0.9%)
2,825	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/16 @ 103.94)‡	(BB-, B3)	01/15/21	5.250	2,853,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2014

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Media - Broadcast (1.1%)
$3,200	Sinclair Television Group, Inc., Global Unsecured Notes (Callable 10/01/17 @ 103.06)	(B+, B1)	10/01/22	6.125	$3,328,000

Media - Cable (5.1%)
2,000	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 12/15/16 @ 104.88)‡	(BB-, B1)	01/15/22	6.500	2,060,000
4,000	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63)‡	(B+, B1)	02/01/20	7.250	4,180,000
1,150	Cablevision Systems Corp., Senior Unsecured Notes	(B, B1)	04/15/20	8.000	1,321,063
1,500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	09/01/19	7.875	1,745,625
500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	06/01/21	6.750	556,250
2,324	Harron Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 104.56)‡	(BB-, Caa1)	04/01/20	9.125	2,544,780
1,250	Midcontinent Communications & Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/16 @ 104.69)‡	(B-, B3)	08/01/21	6.250	1,284,375
1,000	Virgin Media Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/18 @ 103.50)‡£	(B, B2)	04/15/23	7.000	1,711,838

					15,403,931

Media - Diversified (1.8%)
1,000	National CineMedia LLC, Global Senior Secured Notes (Callable 04/15/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	1,017,500
3,074	National CineMedia LLC, Global Senior Unsecured Notes (Callable 07/15/16 @ 103.94)	(B, B2)	07/15/21	7.875	3,289,180
1,300	Outerwall, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/17 @ 104.41)‡	(BB-, Ba3)	06/15/21	5.875	1,261,000

					5,567,680

Media - Services (3.1%)
885	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	915,975
1,000	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 03/15/15 @ 105.72)	(B, B3)	03/15/20	7.625	1,068,750
2,964	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	3,082,560
4,250	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 01/15/16 @ 104.50)‡	(B+, B1)	01/15/21	6.000	4,377,500

					9,444,785

Metals & Mining - Excluding Steel (7.6%)
3,100	Boart Longyear Management Pty. Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ 103.50)‡§	(CCC, Caa2)	04/01/21	7.000	2,518,750
1,300	Boart Longyear Management Pty. Ltd., Rule 144A, Senior Secured Notes‡	(B-, B3)	10/01/18	10.000	1,397,500
800	Calcipar S.A., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44)‡	(BB, Ba3)	05/01/18	6.875	832,000
1,800	Eldorado Gold Corp., Rule 144A, Senior Unsecured Notes (Callable 12/15/16 @ 103.06)‡	(BB, Ba3)	12/15/20	6.125	1,791,000
3,030	Global Brass & Copper, Inc., Global Senior Secured Notes (Callable 06/01/16 @ 104.75)	(B, B3)	06/01/19	9.500	3,340,575
4,200	KGHM International Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 103.88)‡	(BB-, B1)	06/15/19	7.750	4,473,000
3,250	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 105.50)	(CCC, Caa2)	06/01/19	11.000	3,282,500
4,000	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15 @ 103.88)	(B, B3)	04/15/19	7.750	3,810,000
3,100	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63)‡	(NR, NR)	05/15/19	9.250	1,534,500

					22,979,825

Oil Field Equipment & Services (6.4%)
4,500	Calfrac Holdings LP, Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 103.75)‡	(BB-, B1)	12/01/20	7.500	4,612,500
1,800	Light Tower Rentals, Inc., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.09)‡	(B, B2)	08/01/19	8.125	1,782,000
1,700	Pacific Drilling S.A., Reg S, Senior Unsecured Notes[3]	(NR, NR)	02/23/15	8.250	1,708,500
1,575	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 12/01/15 @ 103.63)‡	(B+, B2)	12/01/17	7.250	1,569,094
2,050	Parker Drilling Co., Global Company Guaranteed Notes (Callable 01/15/18 @ 103.38)	(B+, B1)	07/15/22	6.750	1,880,875

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2014

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Oil Field Equipment & Services
$200	Parker Drilling Co., Global Company Guaranteed Notes (Callable 08/01/16 @ 103.75)	(B+, B1)	08/01/20	7.500	$194,500
2,250	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/01/15 @ 104.31)‡§	(B+, Ba3)	11/01/18	8.625	2,233,125
3,000	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.88)‡	(B-, B3)	11/15/19	9.750	2,820,000
2,500	Trinidad Drilling Ltd., Rule 144A, Company Guaranteed Notes (Callable 01/15/15 @ 103.94)‡	(BB, B1)	01/15/19	7.875	2,562,500

					19,363,094

Oil Refining & Marketing (5.1%)
1,000	CITGO Petroleum Corp., Rule 144A, Senior Secured Notes (Callable 08/15/17 @ 104.69)‡	(B+, B1)	08/15/22	6.250	1,022,500
4,400	Coffeyville Finance, Inc., Global Secured Notes (Callable 11/01/17 @ 103.25)	(B+, B2)	11/01/22	6.500	4,466,000
2,700	FTS International, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/17 @ 104.69)‡	(B, B2)	05/01/22	6.250	2,565,000
2,650	Northern Tier Finance Corp., Global Senior Secured Notes (Callable 11/15/15 @ 105.34)	(BB-, B1)	11/15/20	7.125	2,795,750
4,500	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16 @ 104.13)	(BB+, Ba3)	02/15/20	8.250	4,730,625

					15,579,875

Packaging (2.1%)
200	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/31/17 @ 103.38)‡§	(CCC+, Caa1)	01/31/21	6.750	205,000
700	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ 104.63)‡€	(CCC+, Caa1)	10/15/20	9.250	942,808
4,150	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 02/15/16 @ 104.13)§	(CCC+, Caa2)	02/15/21	8.250	4,482,000
695	Signode Industrial Group U.S., Inc., Rule 144A, Senior Unsecured Notes (Callable 05/01/17 @ 104.78)‡	(CCC+, Caa1)	05/01/22	6.375	675,887

					6,305,695

Pharmaceuticals (1.0%)
2,025	Capsugel S.A., 7.000% Cash, 7.750% PIK, Rule 144A, Senior Unsecured Notes (Callable 11/17/14 @ 102.00)‡[1]	(B-, Caa1)	05/15/19	14.750	2,062,969
1,000	Valeant Pharmaceuticals International, Rule 144A, Company Guaranteed Notes (Callable 02/15/16 @ 103.38)‡	(B, B1)	08/15/21	6.750	1,036,250

					3,099,219

Printing & Publishing (0.3%)
840	Harland Clarke Holdings Corp., Rule 144A, Senior Secured Notes (Callable 08/01/15 @ 104.88)‡	(B+, B1)	08/01/18	9.750	905,100

Real Estate Investment Trusts (3.2%)
4,250	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ 103.63)	(B, Ba3)	04/15/19	7.250	4,366,875
4,400	iStar Financial, Inc., Senior Unsecured Notes (Callable 07/01/16 @ 102.50)	(B+, B3)	07/01/19	5.000	4,400,000
1,000	QTS Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/17 @ 104.41)‡	(B+, B2)	08/01/22	5.875	1,007,500

					9,774,375

Restaurants (1.6%)
1,450	New Red Finance, Inc., Rule 144A, Secured Notes (Callable 10/01/17 @ 103.00)‡§	(B-, Caa1)	04/01/22	6.000	1,477,188
3,300	Seminole Hard Rock International LLC, Rule 144A, Company Guaranteed Notes (Callable 05/15/16 @ 104.41)‡	(BB-, B2)	05/15/21	5.875	3,267,000

					4,744,188

Software - Services (5.1%)
1,700	Comdata, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/12/14 @ 100.00)‡	(CCC, Caa2)	11/15/17	8.125	1,704,250
4,278	Epicor Software Corp., Global Company Guaranteed Notes (Callable 05/01/15 @ 104.31)	(CCC+, B3)	05/01/19	8.625	4,572,112
1,000	Infor U.S., Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 107.50)€	(B-, Caa1)	04/01/19	10.000	1,403,249
3,000	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)§	(BB-, B2)	01/15/23	4.500	2,610,000
1,200	Sophia Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/15 @ 107.31)‡	(CCC+, Caa1)	01/15/19	9.750	1,293,000
3,800	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 01/15/15 @ 104.56)	(B-, Caa1)	01/15/19	9.125	3,999,500

					15,582,111

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2014

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Specialty Retail (2.0%)
$500	Academy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 106.94)‡§	(CCC+, B3)	08/01/19	9.250	$535,000
1,000	Brown Shoe Co., Inc., Global Company Guaranteed Notes (Callable 12/01/14 @ 105.34)	(B+, B3)	05/15/19	7.125	1,052,500
2,000	Express Finance Corp., Global Company Guaranteed Notes (Callable 12/01/14 @ 104.38)	(BB, B1)	03/01/18	8.750	2,080,000
550	Netflix, Inc., Rule 144A, Senior Unsecured Notes‡	(BB-, Ba3)	03/01/24	5.750	578,875
1,660	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B+, B1)	10/01/22	5.750	1,734,700

					5,981,075

Steel Producers/Products (0.4%)
1,150	JMC Steel Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/01/14 @ 106.19)‡	(B-, Caa1)	03/15/18	8.250	1,171,563

Support - Services (7.0%)
3,125	CoreLogic, Inc., Global Company Guaranteed Notes (Callable 06/01/16 @ 103.63)	(B+, B1)	06/01/21	7.250	3,296,875
1,000	Europcar Groupe S.A., Rule 144A, Secured Notes‡€	(B-, Caa1)	05/15/17	11.500	1,412,645
4,400	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)	(B+, B3)	09/01/22	7.000	4,719,000
1,080	Sabre GLBL, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 106.38)‡	(B+, Ba3)	05/15/19	8.500	1,165,050
2,075	Safway Finance Corp., Rule 144A, Secured Notes (Callable 05/15/15 @ 103.50)‡	(B, B3)	05/15/18	7.000	2,152,812
1,000	Techem Energy Metering Service GmbH & Co. KG, Rule 144A, Company Guaranteed Notes (Callable 10/01/16 @ 103.94)‡€	(B-, B3)	10/01/20	7.875	1,388,113
875	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ 103.31)	(BB-, Ba3)	02/15/21	6.625	929,688
2,250	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 04/01/18 @ 102.56)	(BB-, Ba3)	04/01/23	5.125	2,238,750
765	The Hertz Corp., Global Company Guaranteed Notes (Callable 01/15/16 @ 103.69)	(B, B2)	01/15/21	7.375	812,813
2,100	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 05/15/16 @ 103.69)	(BB-, B1)	05/15/20	7.375	2,289,000
625	United Rentals North America, Inc., Global Senior Unsecured Notes (Callable 02/01/16 @ 104.13)	(BB-, B1)	02/01/21	8.250	684,375

					21,089,121

Telecom - Integrated/Services (4.9%)
1,000	Cogent Communications Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 104.22)‡	(B-, Caa1)	04/15/21	5.625	980,000
550	Hellas Telecommunications Luxembourg II S.C.A., Rule 144A, Subordinated Notes‡^[24]ø	(NR, NR)	01/15/15	0.000	—
4,500	Hughes Satellite Systems Corp., Global Company Guaranteed Notes	(B-, B3)	06/15/21	7.625	5,028,750
500	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 04/01/15 @ 103.63)	(B+, B3)	04/01/19	7.250	526,875
1,250	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 04/01/16 @ 103.75)	(B+, B3)	04/01/21	7.500	1,357,812
1,500	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 12/15/17 @ 103.31)§	(B-, Caa1)	12/15/22	6.625	1,586,250
700	Intelsat Luxembourg S.A., Global Company Guaranteed Notes (Callable 06/01/17 @ 103.88)	(B-, Caa2)	06/01/21	7.750	734,125
1,700	Numericable Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/17 @ 104.50)‡	(B+, Ba3)	05/15/22	6.000	1,740,375
2,800	Numericable Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.13)‡	(B+, Ba3)	05/15/24	6.250	2,884,000

					14,838,187

Telecom - Wireless (1.8%)
1,600	Sprint Corp., Rule 144A, Company Guaranteed Notes‡	(BB-, B1)	06/15/24	7.125	1,650,000
3,575	T-Mobile U.S.A., Inc., Company Guaranteed Notes (Callable 09/01/19 @ 103.19)	(BB, Ba3)	03/01/25	6.375	3,682,250

					5,332,250

Telecommunications Equipment (2.3%)
2,450	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/15 @ 103.50)‡	(B, B1)	04/01/19	7.000	2,419,375
4,195	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 104.75)‡	(BB+, Ba1)	12/01/16	9.500	4,437,051

					6,856,426

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2014

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS
Textiles & Apparel (0.4%)
$75	IT Holding Finance S.A., Company Guaranteed Notes€[2]ø	(NR, NR)	11/15/25	9.875	$926
1,500	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 04/15/16 @ 104.94)‡€	(CCC+, B3)	04/15/19	9.875	1,348,434

					1,349,360

Theaters & Entertainment (1.3%)
1,600	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 02/15/17 @ 104.41)	(B-, B3)	02/15/22	5.875	1,640,000
2,075	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 12/01/15 @ 104.88)	(B-, B3)	12/01/20	9.750	2,313,625

					3,953,625

Transportation - Excluding Air/Rail (0.8%)
600	Navios Maritime Finance II U.S., Inc., Rule 144A, Senior Secured Notes (Callable 01/15/17 @ 105.53)‡	(BB-, B1)	01/15/22	7.375	605,250
2,000	Teekay Offshore Finance Corp., Global Senior Unsecured Notes	(NR, NR)	07/30/19	6.000	1,937,500

					2,542,750

TOTAL CORPORATE BONDS (Cost $361,297,361)					361,615,350

BANK LOANS (23.3%)
Aerospace & Defense (0.5%)
1,500	LM U.S. Corp. Acquisition, Inc.#	(CCC, Caa2)	01/25/21	8.250	1,481,250

Auto Parts & Equipment (0.6%)
1,750	Jason, Inc.#	(CCC+, Caa1)	05/21/22	9.000	1,732,500

Beverages (0.4%)
1,500	Del Monte Foods, Inc.#	(CCC+, Caa1)	08/18/21	8.250	1,350,000

Building Materials (0.8%)
2,529	Panolam Industries International, Inc.#	(BB-, B2)	08/30/17	7.750	2,529,342

Chemicals (3.0%)
2,447	Ascend Performance Materials LLC#	(B, B2)	04/10/18	6.750	2,380,144
1,750	AZ Chem U.S., Inc.#	(B-, B1)	06/12/22	7.500	1,755,250
2,985	Ravago Holdings America, Inc.#	(BB-, B2)	12/20/20	5.500	2,986,881
2,000	Royal Adhesives and Sealants LLC#	(CCC+, Caa2)	01/31/19	9.750	2,022,500

					9,144,775

Energy - Exploration & Production (0.6%)
1,750	Chief Exploration & Development LLC#	(NR, NR)	05/12/21	7.500	1,695,313

Financial Services (0.6%)
2,000	Mergermarket U.S.A., Inc.#	(CCC+, Caa2)	02/04/22	7.500	1,920,000

Food - Wholesale (0.8%)
2,500	The Winebow Group, Inc.#	(CCC+, Caa1)	12/31/21	8.500	2,481,250

Gaming (1.1%)
1,985	Abercrombie & Kent U.S. Group Holdings, Inc.#^[2]	(NR, NR)	12/09/18	5.000	1,826,200
1,500	CBAC Borrower LLC#	(B-, B3)	07/02/20	8.250	1,518,750

					3,344,950

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2014

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS
Health Services (0.6%)
$1,750	Phillips-Medisize Corp.#	(CCC+, Caa2)	06/16/22	8.250	$1,741,976

Insurance Brokerage (0.3%)
1,000	AssuredPartners Capital, Inc.#	(CCC+, Caa2)	04/02/22	7.750	983,125

Investments & Misc. Financial Services (1.8%)
1,500	Ascensus, Inc.#	(CCC+, Caa1)	12/02/20	9.000	1,507,500
988	Liquidnet Holdings, Inc.#	(B, B3)	05/22/19	7.750	977,625
3,000	Transfirst Holdings, Inc.#	(NR, Caa1)	06/27/18	8.000	3,005,625

					5,490,750

Leisure (2.0%)
3,000	Metro-Goldwyn-Mayer, Inc.#	(B+, Ba3)	06/26/20	5.125	3,011,250
3,000	New York Wheel Owner LLC#^[2]	(NR, NR)	06/05/20	3.250	2,940,000

					5,951,250

Machinery (0.7%)
2,250	CPM Acquisition Corp.#	(B, Caa1)	03/01/18	10.250	2,283,750

Media - Broadcast (0.4%)
1,000	All3Media International€#	(B, Caa2)	06/30/22	8.250	1,238,805

Oil Field Equipment & Services (1.6%)
2,985	Philadelphia Energy Solutions LLC#	(BB-, B1)	04/04/18	6.250	2,839,337
2,000	Shelf Drilling Holdings Ltd.#	(B+, B1)	10/08/18	10.000	1,985,000

					4,824,337

Printing & Publishing (0.7%)
1,113	Harland Clarke Holdings Corp.#	(B+, B1)	06/30/17	5.483	1,116,578
73	HIBU Connect S.A., Sociedad Unipersonal€#[2]	(CCC+, NR)	03/03/19	1.500	—
1,767	YH Ltd.#[4]	(CCC-, NR)	03/03/24	0.000	—
835	YH Ltd.#	(CCC+, NR)	03/03/19	5.233	920,131

					2,036,709

Software - Services (1.8%)
2,985	Intralinks, Inc.#[2]	(BB, B2)	02/21/19	7.250	2,962,612
2,500	Landslide Holdings, Inc.#	(CCC+, Caa1)	02/25/21	8.250	2,468,750

					5,431,362

Specialty Retail (0.8%)
2,500	BJ’s Wholesale Club, Inc.#	(CCC, Caa2)	03/26/20	8.500	2,507,300

Support - Services (0.5%)
1,489	Redtop Acquisitions Ltd.#	(CCC+, B3)	06/03/21	8.250	1,496,194

Telecom - Integrated/Services (0.7%)
2,000	Omnitracs, Inc.#	(CCC+, Caa1)	05/25/21	8.750	1,983,340

Telecom - Wireless (0.6%)
1,836	Maritime Telecommunications Network, Inc.#	(B+, NR)	03/03/16	7.500	1,753,300

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2014

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS
Theaters & Entertainment (1.7%)
$2,000	CKX, Inc.#	(B+, B2)	06/21/17	9.000	$1,750,000
3,369	Tech Finance & Co. S.C.A.#	(B+, B2)	07/10/20	5.500	3,367,066

					5,117,066

Transportation - Excluding Air/Rail (0.7%)
798	OSG Bulk Ships, Inc.#	(BB-, B1)	08/05/19	5.250	794,010
1,197	OSG International, Inc.#	(BB-, B1)	08/05/19	5.750	1,190,644

					1,984,654

TOTAL BANK LOANS (Cost $70,269,266)					70,503,298

Number of Shares
COMMON STOCKS (0.2%)
Building & Construction (0.1%)
22,800	Ashton Woods U.S.A. LLC, Class B^[2]*				311,676

Building Materials (0.0%)
619	Dayton Superior Corp.^[2]*				—

Chemicals (0.0%)
4,893	Huntsman Corp.[2]				119,389

Gaming (0.0%)
55,100	Majestic Holdco LLC^[2]*				38,570

Media (0.0%)
682,105	Hibu PLC[2]£*				—

Media - Broadcast (0.1%)
43,413	Cumulus Media, Inc., Class A*				167,574

TOTAL COMMON STOCKS (Cost $398,239)					637,209

PREFERRED STOCK (0.0%)
Building Materials (0.0%)
688	Dayton Superior Corp.^[2]* (Cost $250,835)				—

SHORT-TERM INVESTMENTS (4.1%)
8,103,793	State Street Navigator Prime Portfolio, 0.16%§§				8,103,793

Par (000)			Maturity	Rate%
$4,243	State Street Bank and Trust Co. Euro Time Deposit		11/03/14	0.010	4,243,000

TOTAL SHORT-TERM INVESTMENTS (Cost $12,346,793)					12,346,793

TOTAL INVESTMENTS AT VALUE (147.0%) (Cost $444,562,494)					445,102,650

LIABILITIES IN EXCESS OF OTHER ASSETS (-47.0%)					(142,364,436)

NET ASSETS (100.0%)					$302,738,214

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2014

INVESTMENT ABBREVIATION

NR = Not Rated

†	Credit ratings given by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, these securities amounted to a value of $158,637,726 or 52.4% of net assets.
[1]	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

§	Security or portion thereof is out on loan (See Note 2-J).

€	This security is denominated in Euro.

#	Variable rate obligations - The interest rate is the rate as of October 31, 2014.

^	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
[2]	Illiquid security.

K	Rounds to $000 par.

[3]	REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
[4]	Zero-coupon security.

£	This security is denominated in British Pound.

ø	Bond is currently in default.
*	Non-income producing security.

§§	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2014.

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
USD	12,636,200	EUR	10,000,000	01/15/15	Morgan Stanley	$(12,636,200)	$(12,535,004)	$101,196
USD	8,239,292	GBP	5,135,000	01/15/15	Morgan Stanley	(8,239,292)	(8,210,500)	28,792

								$129,988

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments at value, including collateral for securities on loan of $8,103,793 (Cost $444,562,494) (Note 2)	$445,102,650 [1]
Cash	384
Foreign currency at value (cost $807,376)	801,462
Dividend and interest receivable	7,695,921
Receivable for investments sold	4,552,241
Unrealized appreciation on forward currency contracts (Note 2)	129,988
Receivable for fund shares sold	29,677
Prepaid expenses and other assets	14,245

Total assets	458,326,568

Liabilities
Investment advisory fee payable (Note 3)	301,764
Administrative services fee payable (Note 3)	5,498
Loan payable (Note 4)	144,000,000
Payable upon return of securities loaned (Note 2)	8,103,793
Payable for investments purchased	2,940,000
Interest payable	94,372
Trustees’ fee payable	47,072
Accrued expenses	95,855

Total liabilities	155,588,354

Net Assets
Applicable to 99,519,140 shares outstanding	$302,738,214

Net Assets
Capital stock, $.001 par value (Note 6)	99,519
Paid-in capital (Note 6)	373,270,421
Accumulated net investment loss	(17,722)
Accumulated net realized loss on investments and foreign currency transactions	(71,271,399)
Net unrealized appreciation from investments and foreign currency translations	657,395

Net assets	$302,738,214

Net Asset Value Per Share ($302,738,214 / 99,519,140)	$3.04

Market Price Per Share	$3.12

[1]	Including $7,859,555 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2014

Investment Income
Interest	$32,712,369
Dividends	9,297
Securities lending (net of rebates)	69,593

Total investment income	32,791,259

Expenses
Investment advisory fees (Note 3)	3,993,332
Administrative services fees (Note 3)	75,755
Interest expense (Note 4)	1,440,062
Trustees’ fees	138,193
Legal fees	77,788
Custodian fees	62,095
Printing fees (Note 3)	57,248
Audit and tax fees	42,933
Commitment fees (Note 4)	38,238
Stock exchange listing fees	32,591
Transfer agent fees (Note 3)	28,142
Insurance expense	10,336
Miscellaneous expense	11,870

Total expenses	6,008,583
Less: fees waived (Note 3)	(424,999)

Net expenses	5,583,584

Net investment income	27,207,675

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	3,783,210
Net realized gain from foreign currency transactions	792,568
Net change in unrealized appreciation (depreciation) from investments	(11,092,112)
Net change in unrealized appreciation (depreciation) from foreign currency translations	281,156

Net realized and unrealized loss from investments and foreign currency related items	(6,235,178)

Net increase in net assets resulting from operations	$20,972,497

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
From Operations
Net investment income	$27,207,675	$28,820,810
Net realized gain from investments and foreign currency transactions	4,575,778	1,308,315
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(10,810,956)	8,643,591

Net increase in net assets resulting from operations	20,972,497	38,772,716

From Dividends and Distributions
Dividends from net investment income	(28,556,466)	(29,385,686)
Return of Capital	—	(1,113,850)

Net decrease in net assets resulting from dividends and distributions	(28,556,466)	(30,499,536)

From Capital Share Transactions (Note 6)
Issuance of 20,190 and 18,006 shares through the trustees compensation plan (Note 3)	62,990	55,278
Net proceeds from at-the-market offering cost (Note 7)	4,816,194	19,054,896
At-the-market offering costs	(60,000)	(86,798)
Reinvestment of dividends	708,556	777,497

Net increase in net assets from capital share transactions	5,527,740	19,800,873

Net increase (decrease) in net assets	(2,056,229)	28,074,053
Net Assets
Beginning of year	304,794,443	276,720,390

End of year	$302,738,214	$304,794,443

Accumulated net investment loss	$(17,722)	$(519,642)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

October 31, 2014

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$20,972,497
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Decrease in dividend and interest receivable	$218,046
Increase in accrued expenses	8,422
Decrease in payable upon return of securities loaned	(2,099,672)
Decrease in interest payable	(16,044)
Decrease in prepaid expenses and other assets	14,305
Increase in advisory fees payable	2,987
Net amortization of discount on investments	(48,852)
Purchases of long-term securities	(270,111,199)
Proceeds from sales of long-term securities	255,974,121
Sales of short-term securities, net	10,129,672
Net change in unrealized (appreciation) depreciation from investments and foreign currency translations	10,788,467
Net realized gain from investments	(3,783,210)
Total adjustments		1,077,043

Net cash provided by operating activities*		$22,049,540

Cash Flows From Financing Activities
Increase in loan payable	2,000,000
Proceeds from issuance of shares through trustee compensation	62,990
Net proceeds from at-the-market offerings	4,786,529
At-the-market offering costs	(60,000)
Cash dividends paid	(27,847,910)

Net cash used in financing activities		(21,058,391)

Net increase in cash		991,149
Cash — beginning of year		(189,303)

Cash — end of year		$801,846

Non-Cash Activity:
Issuance of shares through dividend reinvestments		$708,556

*	Included in operating expenses is cash of $1,456,106 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per share operating performance
Net asset value, beginning of year	$3.12	$3.02	$2.82	$2.94	$2.71

INVESTMENT OPERATIONS
Net investment income[1]	0.28	0.30	0.31	0.32	0.30
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	(0.07)	0.11	0.19	(0.12)	0.32

Total from investment activities	0.21	0.41	0.50	0.20	0.62

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.29)	(0.31)	(0.32)	(0.32)	(0.31)
Return of capital	—	(0.01)	—	—	(0.01)

Total dividends and distributions	(0.29)	(0.32)	(0.32)	(0.32)	(0.32)

CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	—	—	—	(0.07)
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	0.00[2]	0.01	0.02	—	—

Net asset value, end of year	$3.04	$3.12	$3.02	$2.82	$2.94

Per share market value, end of year	$3.12	$3.16	$3.16	$2.95	$2.92

TOTAL INVESTMENT RETURN[3]
Net asset value	6.91%	14.47%	19.44%	6.84%	21.32%
Market value	8.33%	10.80%	19.46%	12.51%	24.11%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$302,738	$304,794	$276,720	$212,124	$220,147
Average debt per share	$1.44	$1.24	$1.22	$1.22	$0.69
Ratio of expenses to average net assets	1.82%	1.75%	1.94%	2.00%	2.05%
Ratio of expenses to average net assets excluding interest expense	1.35%	1.32%	1.40%	1.46%	1.52%
Ratio of net investment income to average net assets	8.85%	9.72%	10.56%	10.70%	10.40%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.13%	0.14%	0.18%	0.19%	0.15%
Portfolio turnover rate	59%	73%	58%	66%	62%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $0.01 per share.
[3]	Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Credit Suisse High Yield Bond Fund (the “Fund”) is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the “Board”) to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Fund’s Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$361,611,757	$3,593	$361,615,350
Bank Loans	—	65,737,098	4,766,200	70,503,298
Common Stocks	286,963	—	350,246	637,209
Preferred Stocks	—	—	—	—
Short-term Investments	—	12,346,793	—	12,346,793

	286,963	439,695,648	5,120,039	445,102,650

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$129,988	$—	$129,988

*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

The following is a reconciliation of investments as of October 31, 2014 in which significant unobservable inputs were used in determining value. Transfers in or out of Level 3 represent the end of the period value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate Bonds	Bank Loans	Asset Backed Securities	Common Stocks	Total
Balance as of October 31, 2013	$7,818	$—	$1,793,400	$339,948	$2,141,166
Accrued discounts (premiums)	6	8,558	8,200	—	16,764
Purchases	(1,844)	4,837,822	—	—	4,835,978
Sales	(6,063)	(10,000)	(1,835,000)	—	(1,851,063)
Realized gain (loss)	(1,340,643)	467	33,400	—	(1,306,776)
Change in unrealized appreciation (depreciation)	1,340,756	(70,647)	—	(28,272)	1,241,837
Transfers into Level 3	3,563	—	—	38,570	42,133
Transfers out of Level 3	—	—	—	—	—

Balance as of October 31, 2014	$3,593	$4,766,200	$—	$350,246	$5,120,039

Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2014	$65	$(70,647)	$0	$(28,272)	$(98,854)

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value at 10/31/2014	Valuation Technique(s)	Unobservable Input	Range
Corporate Bonds	$3,593	Third Party Vendor	Single Broker Quote	NA
Bank Loans	$4,766,200	Acquisition Value	Acquisition Value	NA
Common Stocks	$350,246	Third Party Vendor	Single Broker Quote	NA

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

The Fund follows Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2014 there were no significant transfers in and out of Level 1 and Level 2, but there were $42,133 transferred out from Level 2 to Level 3, due to lack of observable market data because of decrease in market activity. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. For the year ended October 31, 2014, the Fund’s derivatives did not qualify for hedge accounting as they are held at fair value.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Fair Values of Derivative Instruments as of October 31, 2014

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$129,988	Unrealized depreciation on forward currency contracts	$—

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from forward currency transactions*	$1,169,857	Net change in unrealized appreciation (depreciation) from forward currency translations*	$303,645

*	Statement of Operations includes both forward currency contracts and foreign currency transactions/translations.

The notional amount of forward foreign currency contracts at the year ended October 31, 2014 is reflected in the Schedule of Investments. For the year ended October 31, 2014, the Fund had an average monthly value at net basis of $32,747,588 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets net of related collateral held by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$129,988	$—	$—	$—	$129,988

(a)	Forward foreign currency exchange contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company (“SSB”), the Fund’s custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. The Fund’s open forward foreign currency contracts at October 31, 2014 are disclosed in the Schedule of Investments.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of October 31, 2014, the Fund had investment securities on loan with a fair value of $7,859,555 and a related liability of $8,103,793 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in level 2. For the year ended October 31, 2014, the value of the related collateral exceeded the value of the securities loaned.

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2014, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $81,877, of which $0 was rebated from borrowers (brokers). The Fund retained $69,593 in income from the cash collateral investment, and SSB, as lending agent, was paid $12,284. Securities lending income is accrued as earned.

K) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

L) NEW ACCOUNTING PRONOUNCEMENTS — In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under GAAP and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the year ended October 31, 2014, investment advisory fees earned and voluntarily waived were $3,993,332 and $424,999, respectively. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2014, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $75,755.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares. During the year ended October 31, 2014 and the year ended October 31, 2013, 20,190 shares and 18,006 shares were issued through the Trustees’ compensation plan, respectively. Trustees as a group own less than 1% of the Fund’s outstanding shares.

Merrill Corporation (“Merrill”), formerly an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2014, Merrill was paid $16,508 for its services by the Fund. This amount was included in the printing fees presented on the Statement of Operations. Effective July 23, 2014, Merrill was no longer considered an affiliate.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the “SSB Agreement”). Effective December 6, 2013, the Fund may borrow the lesser of: a) $170,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. Under the terms of the SSB Agreement, the Fund pays a commitment on the unused amount. In addition, the Fund pays interest on borrowings at LIBOR plus a spread. At October 31, 2014, the Fund had loans outstanding under the Agreement of $144,000,000. During the year ended October 31, 2014, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Paid
$141,578,082	1.300%	$148,000,000	$1,440,062

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to its access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments) were $263,505,153 and $258,670,100, respectively.

Note 6. Fund Shares

The Fund offers a Dividend Reimbursement Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Shares issued through the Trustees compensation plan	20,190	18,006
Shares issued through at-the-market offerings	1,527,599	5,895,016
Shares issued through reinvestment of dividends	226,932	251,470

Net increase	1,774,721	6,164,492

Note 7. Shelf Offering

The Fund has an effective “shelf” registration statement. The shelf registration statement enables the Fund to issue up to 93,778,401 in proceeds through one or more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund’s prospectus included in the shelf registration statement. On April 14, 2014, the Fund filed a prospectus supplement relating to an at-the-market offering of the Fund’s shares of common stock. Any proceeds raised through such offering will be used for investment purposes. Transactions in shares of common stock in at-the-market offerings, resulting in proceeds (net of commissions) of the Fund were as follows:

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Shares issued through at-the-market offerings	1,527,599	5,895,016
Proceeds (net of commissions)	$4,816,194	$19,054,896

Note 8. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

The tax characteristics of dividends and distributions paid during the years ended October 31, 2014 and 2013, respectively, by the Fund were as follows:

Ordinary Income		Return of Capital Gain
2014	2013	2014	2013
$28,556,466	$29,385,686	$—	$1,113,850

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, partnership basis adjustments, income from defaulted bonds and marked to market of forward contracts. At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(71,118,681)
Unrealized appreciation	486,955

$(70,631,726)

At October 31, 2014, the Fund had short-term capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2016	2017	2018
$24,144,149	$40,767,194	$6,207,338

During the tax year ended October 31, 2014, the Fund utilized $4,628,132 of the capital loss carryforward. The fund also used $4,316,576 of the expired capital loss carryforward.

At October 31, 2014, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$444,602,946

Unrealized appreciation	$9,319,977
Unrealized depreciation	(8,820,273)

Net unrealized appreciation (depreciation)	$499,704

At October 31, 2014, the Fund reclassified $1,850,711 from accumulated net investment loss and $4,042,560 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss), partnership basis adjustments, defaulted bonds, distribution in excess to current earnings, partnership adjustments, adjustments to prior period accumulated balances and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Note 10. Other Matters

On May 19, 2014, the U.S. Department of Justice (the “Department of Justice”) filed a one-count criminal information (the “Information”) in the District Court for the Eastern District of Virginia charging Credit Suisse AG (“CSAG”) with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the “Plea Agreement”) settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the “Federal Reserve”) to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG’s New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the “DFS”) to resolve the DFS’s investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG (“CS Group”), the parent company of CSAG, with the Securities and Exchange Commission (the “Commission”) on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of

Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 29, 2014

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee

Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Trustee since 2001; current term ends at the 2017 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	12	Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (6 open- end portfolios); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1958)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2017 annual meeting	Currently retired.	2	None

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
James Cattano c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1943)	Trustee; Audit Committee Chairman and Nominating Committee Member	Since 2006; current term ends at the 2015 annual meeting	President of Coastal Trading Corp. since October 2011; President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 to October 2011.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., and Aberdeen Emerging Markets Small Company Opportunities Fund, Inc. (each a closed-end investment company).

Lawrence J. Fox c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1943)	Trustee and Nominating Committee Member	Since 2001; current term ends at the 2016 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972. Lecturer at Yale Law School since 2009.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Dynasil Corporation (a manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of Board of Trustees; Audit Committee Member and Nominating Committee Chairman	Chairman from 2012 and Trustee since 2005; current term ends at the 2015 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	12	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013; Partner Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee

Interested Trustees

John G. Popp* Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception; current term ends at the 2016 annual meeting	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Suisse Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.	None	None

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers**

Thomas J. Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse U.S. High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Joanne Doldo Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002- 2008.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Treasurer	Since 2013	Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

*	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.

**	The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)

Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Commodity ACCESS Strategy Fund
Credit Suisse Multialternative Strategy Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Emerging Market Equity Fund	Credit Suisse Volaris US Strategies Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse High Yield Bond Fund
c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2014. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2013 and October 31, 2014.

	2013	2014
Audit Fees	$35,000	$36,100
Audit-Related Fees[1]	$18,600	$18,700
Tax Fees[2]	$3,000	$3,100
All Other Fees	--	--
Total	$56,600	$57,900

1   Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements $3,600 in 2013 and $3,700 in 2014; and $15,000 for issuance of comfort letter in 2013 and $15,000 in 2014).

2   Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014.

	2013	2014
Audit-Related Fees	N/A	N/A

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Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2013	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014:

	2013	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2013 and October 31, 2014 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in

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accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.

Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

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Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

—	a copy of the Policy;
—	a copy of each proxy statement received on behalf of Credit Suisse clients;
—	a record of each vote cast on behalf of Credit Suisse clients;
—	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
—	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

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PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their

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shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

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Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

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Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

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Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend,

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conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

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Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

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Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 20, 2014

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2014, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

Wing Chan	Director of Credit Suisse and a member of the
Portfolio Manager	US High Yield Management Team; Associated with Credit Suisse
Year of Birth: 1976	since 2005

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and the total assets managed within each category as of October 31, 2014.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Thomas J. Flannery*	4	$2,623 million	42	$20,928 million	17	$7,951 million

Wing Chan	4	$2,623 million	7	$5,040 million	17	$7,951 million

*As of October 31, 2014, Mr. Flannery manages 33 accounts which have total assets under management of $12,409 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

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If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse. Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

Securities Ownership. As of October 31, 2014, Mr. Flannery and Ms. Chan did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 29, 2014.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)   The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)   Not applicable.

(b)       The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND.

/s/ John G. Popp

Name:   John G. Popp

Title:    Chief Executive Officer and President

Date:    January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp

Name:   John G. Popp

Title:    Chief Executive Officer and President

Date:    January 6, 2015

/s/ Bruce S. Rosenberg

Name:   Bruce S. Rosenberg

Title:    Chief Financial Officer

Date:    January 6, 2015

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